Employee Future Benefits	6 Months Ended
Jun. 30, 2022
Retirement Benefits [Abstract]
Employee Future Benefits	EMPLOYEE FUTURE BENEFITS
Fortis and each subsidiary maintain one or a combination of defined benefit pension plans and defined contribution pension plans, as well as other post-employment benefit ("OPEB") plans, including health and dental coverage and life insurance benefits, for qualifying members. The net benefit cost is detailed below.

	Defined Benefit Pension Plans		OPEB Plans
($ millions)	2022	2021	2022	2021
Quarter ended June 30
Service costs	26	27	8	9
Interest costs	28	24	6	4
Expected return on plan assets	(48)	(43)	(5)	(4)
Amortization of actuarial losses (gains)	1	9	(3)	—
Amortization of past service credits/plan amendments	(1)	(1)	(1)	—
Regulatory adjustments	(3)	(1)	1	—
Net benefit cost	3	15	6	9

Year-to-date June 30
Service costs	52	55	17	18
Interest costs	56	49	11	9
Expected return on plan assets	(97)	(88)	(11)	(9)
Amortization of actuarial losses (gains)	2	18	(5)	(1)
Amortization of past service credits/plan amendments	(1)	(1)	(1)	—
Regulatory adjustments	(5)	(1)	2	1
Net benefit cost	7	32	13	18

Defined contribution pension plan expense for the three and six months ended June 30, 2022 was $12 million and $26 million, respectively (three and six months ended June 30, 2021 - $10 million and $23 million, respectively).